United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
December 20, 2012
Remy International, Inc.
(Exact name of Registrant as Specified in its Charter)

001-13693
(Commission File Number)

Delaware	35-1909253
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
600 Corporation Drive
Pendleton, Indiana 46064
(Addresses of Principal Executive Offices)

(765) 778-6499
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 14, 2012, Gerald T. Mills, Senior Vice President and Chief Human Resources Officer, informed the management of Remy International, Inc. of his decision to retire effective December 31, 2012. Mr. Mills will remain an at-will employee through the orderly transition of his function. A successor is expected to be appointed in the near future.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remy International, Inc.
Date: December 20, 2012	By:	/s/ Fred Knechtel
		Name:	Fred Knechtel
		Title:	Senior Vice President and Chief Financial Officer